Exhibit 10.2

ASSIGNMENT OF OIL AND GAS INTERESTS
TO MONDIAL VENTURES, INC.
FOR $218,875 PAID IN CONSIDERATION
AND
ACKNOWLEDGEMENT AND RELEASE TO TRANSFER INTERESTS
BY TWL INVESTMENTS, aLLC
AND THOMAS J. RICHARDS A NATURAL PERSON
FOR CONSIDERATION VIA ASSUMPTION OF $550,000 DEBT,
BY MONDIAL VENTURES, INC.
AND
AGREEMENT RE ISSUANCE OF $550,000 CONVERTIBLE PROMISSORY NOTE
BY EGPI FIRECREEK, INC.
TO MONDIAL VENTURES, INC. IN CONSIDERATION OF
ASSUMPTION OF DEBT BY MONDIAL VENTURES, INC.

ALL EFFECTIVE AS OF DECEMBER 31, 2013
(Omnibus)

THIS OMNIBUS AGREEMENT, DATED DECEMBER 31, 2013, is by and between Energy Producers, Inc., (“EPI”) a Nevada corporation, and a wholly owned subsidiary of EGPI Firecreek, Inc., (“EGPI”) a public corporation organized under the laws of the State of Nevada in the United States of America whose address is 6564 Smoke Tree Lane, Scottsdale, Arizona 85253, EGPI and EPI together (“Firecreek”), Mondial Ventures Inc, a public corporation organized under the laws of the State of Nevada in the United States of America with its principal place of business located at 6564 Smoke Tree Lane, Scottsdale, Arizona 85253 (“Mondial”), TWL Investments aLLC, an Arizona limited liability company (“TWL”), having a principal mailing address of 21190 W. Sage Hill Road, Buckeye Arizona 85396, and Thomas J. Richards, an individual (“TJR”), having a mailing address of 2454 E. Huber, Mesa Arizona 85213, each of EPI, EGPI, Mondial, TWL, and TJR a “Party” and collectively (the “Parties”) for good and valuable consideration and general release contained herein hereby acknowledge and agree:

WHEREAS

1.           In behalf of consideration paid to Firecreek by Mondial in the amount of $218, 875 an Assignment and Bill of Sale listed on Exhibit “A” hereto between Firecreek and Mondial is herewith approved by all parties for recording, in the State of Texas, County of Ward, Effective as of December 31, 2013. The Exhibit “A” Assignment and Bill of Sale includes the following *information listed on its Exhibit “C” as to Assumption of Debt. For such Assumption of Debt TWL Investments aLLC, an Arizona limited liability company (“TWL”), having a principal mailing address of 21190 W. Sage Hill Road, Buckeye Arizona 85396, and Thomas J. Richards, an individual (“TJR”), having a mailing address of 2454 E. Huber, Mesa Arizona 85213 do fully grant, acknowledge and provide their full release herewith for said transfer of oil and gas interests from Firecreek to Mondial as listed on Exhibit “A” hereto.

*INFORMATION LISTED ON EXHIBIT C
List of Acceptable Liens and Encumbrances

2. Assumption of an aggregate total of five hundred fifty thousand dollar ($550,000) debt comprised of the following amounts:

i) Assumption (by Mondial) of $376,273.05 pro rata portion with identical terms as of the date of even, of an Agreement effective as of July l, 2012 by and between EGPI Firecreek, Inc., a Nevada corporation, having a mailing address at 6564 Smoke Tee Lane, Scottsdale, Arizona 85253 and its wholly owned subsidiary Energy Producers Inc., also a Nevada corporation having a mailing address at 6564 Smoke Tree Lane, Scottsdale, Arizona 85253, and TWL Investments aLLC, an Arizona limited liability company, having a mailing address of 21190 W. Sage Hill Road, Buckeye Arizona 85396, each a “Party” and collectively (the "Parties").

ii) Assumption (by Mondial) of $173,726.95 pro rata portion with identical terms as of the date of even, of an Agreement effective as of December 31, 2013 by and between EGPI Firecreek, Inc., a Nevada corporation, having a mailing address at 6564 Smoke Tee Lane, Scottsdale, Arizona 85253 and its wholly owned subsidiary Energy Producers Inc., also a Nevada corporation having a mailing address at 6564 Smoke Tree Lane, Scottsdale, Arizona 85253, and Mr. Thomas J. Richards, an individual, having a mailing address of 2454 E. Huber, Mesa Arizona 85213, each a “Party” and collectively (the "Parties").

3.           That the Agreement with TWL and TJR debt pro rata in the aggregate amounts referenced above, i) effectively reduces and therefore is released in the stated pro rata amounts on the books and records of Firecreek, as of December 31, 2013.

4.           That the Agreement with TWL and TJR debt pro rata in the aggregate amounts referenced above, i) effectively increases by the pro rata amounts on the books and records of Mondial, as of December 31, 2013.

5.           For and behalf of the assumption of debt by Mondial, Firecreek agrees to issue a $550,000 8% convertible 6 month promissory note effective as of December 31, 2013 to Mondial listed herewith on Exhibit “B” when completed.

6.           This Agreement and all related instruments and documents and the rights and obligations of the parties there under and thereunder shall, in all respects, be governed by, and construed in accordance with, the internal laws of the State of Arizona, without respect to conflicts of laws.

7.             Any provision of this Agreement that is prohibited by, or unenforceable under, the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

8.           This Agreement may be executed in counterparts and each shall be effective as an original, and a photocopy, facsimile or telecopy of this executed Agreement shall be effective as an original.

9.           This Agreement shall inure to the benefit of the parties hereto, their respective heirs, representatives, agents, successors and or assigns.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date set forth below:

EGPI FIRECREEK, INC. itself and on	TWL Investments, aLLC
behalf of Energy Producers, Inc.

/s/ Dennis R Alexander	/s/Larry Trapp (signature attached)

By: Dennis R Alexander	By: Larry Trapp
Its: CEO	Its: Managing Director

MONDIAL VENTURES, INC.	Thomas J. Richards, A Natural Person

/s/ Dennis R Alexander	/s/Thomas J. Richards (signature attached)

By: Dennis R Alexander	By: Thomas J. Richards
Its: CEO	A natural person

[CORPORATE RESOLUTIONS LISTED ON FOLLOWING PAGES]

MONDIAL VENTURES, INC.
(a Nevada Corporation)
Unanimous Written Consent of Directors
To Action Taken Without a Meeting

Approved by the Board of Directors via unanimous consent, and acting pursuant to Sections 78.315 and 78.375 of the Nevada Revised Statues, further waiving herewith all notice of time, place and purposes of a meeting of the Board of Directors of the Corporation, hereby have given consent and agree and confirmed to the adoption of the hereinlisted Agreement and its Terms by the Secretary of Mondial Ventures, Inc., to be effective the 4th Day of December 2013.

/s/Joanne M. Sylvanus
By: Joanne M. Sylvanus
Its: Director, CFO, Treas, Scty

/s/ Dennis Alexander
By: Dennis R Alexander
Its: Director, Chairman

The enclosed is a certified true and correct copy for placement in the minute books of the Corporation this 4th day of December 2013.

Effective December 31, 2013.

/s/Joanne M. Sylvanus
Corporate Seal	Joanne M. Sylvanus, Secretary

EGPI FIRECREEK, INC.
(a Nevada Corporation)
Unanimous Written Consent of Directors
To Action Taken Without a Meeting

Approved by the Board of Directors via unanimous consent, and acting pursuant to Sections 78.315 and 78.375 of the Nevada Revised Statues, further waiving herewith all notice of time, place and purposes of a meeting of the Board of Directors of the Corporation, hereby have given consent and agree and confirmed to the adoption of the hereinlisted Agreement and its Terms by the Secretary of EGPI Firecreek, Inc., to be effective the 31st Day of December 2013.

/s/Dennis R. Alexander	/s/Mike Trapp (signature attached)

Dennis R. Alexander, Director	Mike Trapp, Director

/s/David Taylor (signature attached)

David Taylor, Director	Michael Brown

The enclosed is a certified true and correct copy for placement in the minute books of the corporation this 31st day of December 2013.

Effective December 31, 2013

/s/Deborah L. Alexander

Corporate Seal	Deborah L. Alexander, Secretary

EXHIBIT “A”

To and Omnibus Agreement

ASSIGNMENT OF OIL AND GAS INTERESTS
TO MONDIAL VENTURES, INC.
FOR $218,875 PAID IN CONSIDERATION
AND
ACKNOWLEDGEMENT AND RELEASE TO TRANSFER INTERESTS
BY TWL INVESTMENTS, aLLC
AND THOMAS J. RICHARDS A NATURAL PERSON
FOR CONSIDERATION VIA ASSUMPTION OF $550,000 DEBT,
BY MONDIAL VENTURES, INC.
AND
AGREEMENT RE ISSUANCE OF $550,000 CONVERTIBLE PROMISSORY NOTE
BY EGPI FIRECREEK, INC.
TO MONDIAL VENTURES, INC. IN CONSIDERATION OF
ASSUMPTION OF DEBT BY MONDIAL VENTURES, INC.

ALL EFFECTIVE AS OF DECEMBER 31, 2013
(Omnibus)

December 31, 2013

ASSIGNMENT AND BILL OF SALE

[Attached on the following pages]

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE, effective as of 7:00 am December 31, 2013 is by and between Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc., a publicly held corporation whose address is 6564 Smoke Tree Lane, Paradise Valley, Arizona 85253 ("Assignor"), and Mondial Ventures, Inc., a publicly held corporation organized under the laws of the State of Nevada with its principal place of business located at 6564 Smoke Tree Lane, Paradise Valley, Arizona 85253"Assignee").

For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor shall sell, transfer, convey, assign and deliver to Assignee, and Assignee shall purchase from Assignor, and save and except those acceptable liens and encumbrances listed on Exhibit "C", free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts, charges, hypothecations, or monetary encumbrances whatsoever other than those for which an adjustment to the selling price has or shall be made, or adverse claims, title defects or restrictions (each, a "Lien ") Assignor's right, title and interest in and to the well(s) located on, and at all depths from surface to at least 8500' feet (in the North forty (40) acres only), and the leasehold estate of, the J. B. Tubb lease, as described in Exhibit "A" attached hereto, Ward County, Texas (the "Tubb Lease"), consisting of no less than 12.5% of One-Hundred percent (100%) working interest with a corresponding 9.375% net revenue interest, along with all lease equipment, tanks and all other equipment, appurtenances, fixtures and property of every kind and character, movable or immovable, now and in the future used in connection with operating the well(s): ALL of Assignor's proportionate rights and obligations existing under all contracts and agreements, including but not limited to, operating agreements, unitization agreements, pooling agreements, declarations of pooling or unitization, farmout agreements, assignments, tax partnerships, disposal agreements, injection  agreements, gas sales contracts, gas processing contracts, and Paragraph 5 of that certain Assignment of April 9, 1992 from Amoco Production Company to Desert States Energy, Inc. Assignee has the  proportionate  duty  to plug abandoned wells on said lease when required by law. A copy of all agreements described herein have been previously delivered by the Assignor to the Assignee; and,

Twelve and One Half percent (12.5%) of One-Hundred percent (100%) working interest with corresponding 9.375% Net Revenue Interest TO HAVE AND TO HOLD unto the assignee, its successors and assigns forever, all of Assignor's rights, title, and interest in the Twelve and One Half percent (12.5%) working interest (9.375% net revenue interest) herein conveyed in the Highland Production Company (Crawar) #2 well-bore; with depth of ownership 4700' to 4900' ft. in well-bore, and, 3800' to 4000'in well bore, and;

The Highland Production Company (Crawar) #2 well-bore, API No. 42-475-33611, located on the J.B. Tubb Lease in W Y2 of the NW Yi of Sec. 18, Block B-20, Public School Lands, Ward County, Texas at 1787 FNL and 853 FWL being on the South Forty (40) acres of the J. B. Tubb Lease, Ward County, Texas.

The purchase price paid for the Tubb Lease shall be reduced by that portion of any and all liabilities of, or Liens of attached to or associated with the Tubb Lease or its Operator that would have been the responsibility of the Assignor had the transactions herein contemplated not have taken place as determined on the closing date or shall thereafter become known to Assignee that were incurred prior to the effective date.  Further, the Assignor agrees to deliver to Assignee all documents, if any, evidencing the release of any and all liabilities and Liens on the Tubb Lease.

Assignor's proportionate rights, title and interest of every kind free and clear of all Liens in and to oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, to the extent produced from the well(s) and leasehold interest (all of the above being herein called (the "Property"), to have and to hold its proportionate share unto Assignee, its successors and assigns forever.

Equipment List

The following is the current & present equipment list that the assignee will acquire 12.5% ownership rights, on the J.B. Tubb property: 2 (Two) 500 barrels metal tanks, l(One) 500 barrel cement salt water tank- (open top), 1 (One) heater treater/oil & gas separator, all flow lines, on  the north forty acres, well-heads, 2 (two) christmas tree valve systems on well-heads, Model 320D Pumpjack Serial No.
E98371M/456604, One (1) Fiberglass lined heater-treater,  One (1) Test pot, Tubing string Rods and down hole pump, 3 (Three) well heads, three wells (well-bores):

Well No.	API No.
Tubb Well #18-1	API 42-475-34136-0000
Crawar Well No.#1	API 42-475-33523
Crawar Well No.#2	API 42-475-33611

EXCEPT AS PROVIDED HEREIN ASSIGNOR MAKES NO EXPRESSED OR IMPLIED WARRANTIES OR REPRESENTATIONS AS TO THE QUALITY, MERCHANTABILITY, OR FITNESS OF THE PROPERTY FOR ASSIGNEE'S INTENDED USE OR FOR ANY USE WHATSOEVER AS ASSIGNEE ACCEPTS THE PROPERTIES "AS IS", "WHERE IS", "WITH ALL FAULTS", IN PRESENT CONDITION, STATEOF REPAIR OR PRODUCTION.

Exhibit "A"

Attached to and made part of that certain Assignment and Bill of Sale between Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc., ASSIGNOR, and Mondial Ventures, Inc., ASSIGNEE.

J.B. TUBB "18-1'', being the Wl/2 of the NWI/4 of Section 18, Block B-20, Public School Lands, Ward County, Texas, containing Forty (North 40) acres only. Rights being assigned to area highlighted in yellow upper half of the left corner of section 18.

Exhibit "B"

Attached to and made part of that certain Assignment and Bill of Sale between Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc, ASSIGNOR, and  Mondial Ventures, Inc., ASSIGNEE.

TO HAVE AND TO HOLD unto Mondial Ventures, Inc., all of  Energy Producers, Inc.'s right, title, and interest in the Twelve and One Half percent (12.5%) working interest (9.375% net royalty interest) herein conveyed in the following described well-bore; with depth of ownership 4700' to 4900' ft., and 3800' to 4000' (of the South forty (40) acres only):

The Highland Production Company (Crawar) #2 well-bore, API No.42-475-33611, located on the J.B. Tubb Lease in W ¥2 of the NW 1/4 of Sec. 18, Block B-20, Public School Lands, Ward County, Texas at 1787 FNL and 853 FWL being on the South Forty (40) acres of the J. B. Tubb Lease, Ward County, Texas.

Energy Producers, Inc.
a wholly owned subsidiary of
EGPI Firecreek, Inc.

Dennis R Alexander, President

STATE OF ARIZONA }
COUNTY OF MARICOPA}
This instrument was acknowledged before me on the   day of  , 2014 by Dennis Alexander, the CEO of

Energy Producers, Inc.
a wholly owned subsidiary of
EGPI Firecreek, Inc.

NOTARY PUBLIC, State of Arizona

EXHIBIT "C"

     Attached to and made part of that certain Assignment and Bill of Sale between Mondial Ventures, Inc., ASSIGNOR, and Contact Minerals Corp., ASSIGNEE.

List of Acceptable Liens and Encumbrances

l. Assumption of an aggregate total of five hundred fifty thousand dollar ($550,000) debt comprised of the following amounts:

i) Assumption of $376,273.05 pro rata portion with identical terms as of the date of even, of an Agreement effective as of July l, 2012 by and between EGPI Firecreek, Inc., a Nevada corporation, having a mailing address at 6564 Smoke Tee Lane, Scottsdale, Arizona 85253 and its wholly owned subsidiary Energy Producers Inc., also a Nevada corporation having a mailing address at 6564 Smoke Tree Lane, Scottsdale, Arizona 85253, and TWL Investments aLLC, an Arizona limited liability company, having a mailing address of 21190 W. Sage Hill Road, Buckeye Arizona 85396, each a “Party” and collectively (the "Parties").

ii) Assumption of $173,726.95 pro rata portion with identical terms as of the date of even, of an Agreement effective as of December 31, 2013 by and between EGPI Firecreek, Inc., a Nevada corporation, having a mailing address at 6564 Smoke Tee Lane, Scottsdale, Arizona 85253 and its wholly owned subsidiary Energy Producers Inc., also a Nevada corporation having a mailing address at 6564 Smoke Tree Lane, Scottsdale, Arizona 85253, and Mr. Thomas J. Richards, an individual, having a mailing address of 2454 E. Huber, Mesa Arizona 85213, each a “Party” and collectively (the "Parties").

This instrument binds the parties and their successors and assigns.

ASSIGNOR:

DENNIS R ALEXANDER, PRESIDENT -CEO
ENERGY PRODUCERS, INC A WHOLLY OWNED SUBSIDIARY OF EGPI FIRECREEK, INC.

STATE OF ARIZONA }

COUNTY OF MARICOPA }

The foregoing instrument was acknowledged before me on this date,
________________________________, by DENNIS R ALEXANDER President and CEO of Energy Producers, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc.

Notary Public, State of Arizona